                                                                    Exhibit 10.1
                                                                    ------------

EXCHANGE AGREEMENT
------------------

         AGREEMENT made as of the 23rd day of March 1999, among Advanced Deposition Technologies, Inc., a Delaware corporation ("ADTECH"), DNA Export, S.A., a corporation organized under the laws of the Kingdom of Spain ("DNA") and Alexander Boxall, an individual residing in Madrid, Spain. For convenience, each of the parties may be referred to separately as a "Party" and collectively as the "Parties".

         WHEREAS, DNA owns Three Thousand Three Hundred and Sixty (3,360) shares of the capital stock (the "ABSA Capital Stock") of DNA-ADTECH, S.A., a corporation organized under the laws of the Kingdom of Spain (formerly known as Alexander Boxall, S.A.); and

         WHEREAS, DNA wishes to transfer Three Thousand Three Hundred and Sixty (3,360) shares of ABSA Capital Stock (the "ABSA Shares") to ADTECH, such amount representing sixteen percent (16%) of the outstanding capital stock of DNA-ADTECH, S.A. on a fully-diluted basis, in exchange for Five Hundred Ninety Eight Thousand One Hundred Ninety Eight (598,198) shares (the "ADTECH Shares") of the common stock, par value $01 per share of ADTECH (the "Common Stock").

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Exchange of ABSA Shares for ADTECH Shares. Upon the terms and
            -----------------------------------------
conditions set forth herein and in reliance upon the representations and warranties set forth below, DNA agrees to transfer to ADTECH the ABSA Shares and ADTECH agrees to issue to DNA the ADTECH Shares in exchange therefor (the "Exchange").

         2. Closing. The Exchange shall take place at a closing (the "Closing")
            -------
to be held at 11:00 a.m at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as soon as possible, but in no event later than September 30, 1999 (the "Closing Date"), or at such other place and time as the Parties shall designate. At the Closing, DNA shall deliver to ADTECH a certificate(s) representing the ABSA Shares, duly endorsed for transfer to ADTECH and ADTECH will instruct American Securities Transfer & Trust Company to issue and to deliver to DNA a certificate representing the ADTECH Shares.

         3. Representations and Warranties of DNA. As an inducement to ADTECH to
            -------------------------------------
enter into this Agreement and to consummate the transactions contemplated hereby. DNA hereby represents and warrants to ADTECH as follows:

                  (a) DNA is a corporation duly incorporated, validly existing and in good standing under the laws of the Kingdom of Spain.

                  (b) All corporate action necessary for the execution, delivery and performance by DNA of this Agreement and the consummation by DNA of the transactions contemplated hereby has been duly taken. This Agreement constitutes the legal, valid and binding obligation of DNA enforceable against DNA in accordance with its terms.

                  (c) Neither the execution and delivery of this Agreement by DNA nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach



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or termination of, or constitute a default under DNA's organizational documents or the terms of any material agreement or instrument to which DNA is a party or by which DNA is bound or subject, (ii) violate any judgment, order, injunction, decree or award against or binding upon DNA, or (iii) constitute a violation of any applicable law or regulation of any applicable jurisdiction.

                  (d) DNA is the record and beneficial owner of the ABSA Shares and has good and marketable title thereto, free and clear of all liens, claims, pledges, security interests, charges, options, restrictions or other encumbrances. DNA has the right, power and authority to enter into this Agreement and to perform its obligations hereunder.

                  (e) (i) DNA is acquiring the ADTECH Shares for its own account for investment only and not with a view to the distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

                      (ii) DNA is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act.

                      (iii) DNA understands that the ADTECH Shares are being offered and transferred to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that ADTECH is relying in part upon the truth and accuracy of, and DNA's compliance with, the representations, warranties, agreements, acknowledgments and understandings of DNA set forth herein in order to determine the availability of such exemptions and the eligibility of DNA to acquire the ADTECH Shares.

                      (iv) DNA understands that no governmental authority has passed on or made any recommendation or endorsement of the ADTECH Shares or the fairness or suitability of the investment in the ADTECH Shares nor has any governmental authority passed upon or endorsed the merits of the sale of the ADTECH Shares.

                      (v) DNA understands that (a) the ADTECH Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder, (2) DNA shall have delivered to ADTECH an opinion of counsel, in a generally acceptable form, to the effect that the ADTECH Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (3) the ADTECH Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144"); (b) any sale of the ADTECH Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the ADTECH Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities Exchange Commission thereunder; and (c) neither ADTECH nor any other person is under any obligation to register the ADTECH Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                      (vi) DNA understands that the certificate(s) or other instrument(s) representing the ADTECH Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):


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LEGEND
------

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL. IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

                  (c) The representations and warranties of DNA shall survive the Closing.

         4. Representations and Warranties of ADTECH. As an inducement to DNA to
            ----------------------------------------
enter into this Agreement and to consummate the transactions contemplated hereby, ADTECH hereby represents and warrants to DNA as follows:

                  (a) ADTECH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its assets or properties requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not individually, or in the aggregate, have a material adverse effect on the business or operations of ADTECH.

                  (b) Except for the requisite approval by its stockholders, all corporate action necessary for the execution, delivery and performance by ADTECH of this Agreement and the consummation by ADTECH of the transactions contemplated hereby has been duly taken. This Agreement constitutes the legal, valid and binding obligation of ADTECH enforceable against ADTECH in accordance with its terms.

                  (c) Neither the execution and delivery of this Agreement by ADTECH nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or constitute a default under ADTECH's organizational documents or the terms of any material agreement or instrument to which ADTECH is a party or by which ADTECH is bound or subject, (ii) violate any judgment, order, injunction, decree or award against or binding upon ADTECH, or (iii) constitute a violation of any applicable law or regulation of any applicable jurisdiction.

                  (d) The representations and warranties of ADTECH shall survive the Closing.

         5. Conditions to Closing.
            ---------------------

                  (a) The obligation of ADTECH to deliver the ADTECH Shares to DNA and to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions:

                           (i) All of the representations and warranties of DNA contained in this Agreement shall be true, correct and complete in all material respects on and as of the date hereof and on and as of the date of the Closing, as if made on and as of the date of the Closing (except to the extent any such representation or warranty speaks as of a different date, in which case such



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         representation or warranty shall still be true, correct and complete as of such different date). On the date of the Closing, DNA shall have executed and delivered to ADTECH a certificate, in form and substance satisfactory to ADTECH and its counsel, to such effect.

                           (ii) ADTECH shall have obtained the necessary approval of the Exchange by its stockholders.

                  (b) The obligation of DNA to deliver the ABSA Shares to ADTECH and to consummate the transactions contemplated hereby is subject to the condition that all of the representations and warranties of ADTECH contained in this Agreement shall be true, correct and complete in all material respects on and as of the date hereof and on and as of the date of the Closing, as if made on and as of the date of the Closing (except to the extent any such representation or warranty speaks as of a different date, in which case such representation or warranty shall still be true, correct and complete as of such different date). On the date of the Closing, ADTECH shall have executed and delivered to DNA a certificate, in form and substance satisfactory to DNA and its counsel, to such effect.

         6. Termination.
            -----------

                  In the event that the conditions for Closing set forth in
Section 5 of this Agreement have not been satisfied on or before the Closing Date, either DNA or ADTECH may terminate this Agreement, effective immediately, by written notice to the other; provided, however, that (i) ADTECH shall not be entitled to elect to terminate this Agreement if the Closing has not occurred due to a failure to meet any of the conditions set forth in Section 5(a)(i) and
(ii) DNA shall not be entitled to elect to terminate this Agreement if the Closing has not occurred due to a failure to meet any of the conditions set forth in Section 5(b).

         7. Adjustments.
            -----------

                  In the event of any change in the common stock of either of DNA or ADTECH, prior to the Closing by reason of stock dividends, split-ups, recapitulations, combinations, exchanges of shares or the like, the number of Shares which DNA or ADTECH, as the case may be, is obliged to transfer under this Agreement shall be adjusted appropriately.

         8. Indemnification.
            ---------------

                  (a) ADTECH hereby agrees to indemnify, defend and hold DNA and his successors and assigns harmless from any claim, liability, obligation, loss, damage. assessment, judgment. cost and expense (including, without limitation, reasonable attorneys' fees) of any kind or character resulting from claims, charges, liens, contracts, rights, options, security interests, encumbrances and restrictions of every kind and nature against DNA arising out of or in any manner relating or attributable to any inaccuracy in any representation or any breach of any warranty of ADTECH contained herein.

                  (b) DNA hereby agrees to indemnify, defend and hold ADTECH and its officers, directors and shareholders harmless from any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' fees) of any kind or character resulting from claims, charges, liens, contracts, rights, options, security interests, encumbrances and restrictions of every kind and nature against ADTECH arising out of or in any manner relating or attributable to any inaccuracy in any representation or any breach of any warranty of DNA contained herein.


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         9. Expenses. Boxall hereby agrees to pay the legal and accounting fees
            --------
and expenses of ADTECH incurred in connection with the preparation and execution of this Agreement and in obtaining stockholder approval of the transactions contemplated hereby; provided, however, that such amount shall not exceed $100,000.

         10. Miscellaneous.
             -------------

                  (a) Entire Agreement. This Agreement constitutes the entire
                      ----------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral.

                  (b) Assignment. This Agreement shall not be assigned by
                      ----------
operation of law or otherwise without the prior written consent of the other parties hereto. Notwithstanding the foregoing, DNA may assign its rights and/or obligations under this Agreement to Boxall or any entity controlled by Boxall. This Agreement shall be binding upon the heirs, legatees and devisees, executors, administrators and legal representatives of the parties, and upon the permitted assigns of the parties.

                  (c) Amendment; Waiver. This Agreement may not be amended or
                      -----------------
modified except by an instrument in writing signed by the parties.

                  (d) Governing Law. This Agreement shall be governed by, and
                      -------------
construed in accordance with the law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

                  (e) Counterparts. This Agreement may be executed in one or
                      ------------
more counterparts, and by the parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) Notices. All notices, consents, requests, instructions,
                      -------
approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally or sent by certified mail, postage prepaid, or by recognized overnight courier delivery service (delivery charges prepaid), or by telecopier:

                  (i)  if to DNA, addressed to:

                  Mr. Alexander Boxall
                  Calle Atalanta 31
                  Las Rozas
                  28230 Madrid
                  Spain
                  Telephone: 011-3491-6644060
                  Fax: 011-3491-6986293

                  with copies to:


                  Gibson, Dunn & Crutcher, LLP
                  200 Park Avenue
                  New York, New York 10166-0193
                  Attn: Ignacio Foncillas, Esq
                  Telephone: 212-351-3971
                  Fax: 212-351-4035


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                  (ii)  if to ADTECH, addressed to:

                  Advanced Deposition Technologies, Inc.
                  Myles Standish Industrial Park
                  Taunton, MA  0278
                  Attn.: Mr. Glenn Walters
                  Telephone:  508-823-0707
                  Fax:  508-823-4434

                  with copies to:
                  Mintz, Levin, Cohn, Ferris, Glovsky and Pope, P.C. One Financial Center
                  Boston, MA  02111
                  Attn:  Doug Zingale, Esq.
                  Telephone: 617-348-1763
                  Fax:  617-542-2241

or such other address as shall be furnished in writing by any party to the other. Any notice (i) sent by telecopier shall be deemed delivered when received as verified by electronic confirmation, (ii) sent by overnight courier shall be deemed delivered when received, (iii) sent by certified mail shall be deemed delivered on the tenth day after it is sent and (iv) given personally shall be deemed given when received; provided, however, that any notice received after
                            -----------------
5:00 p.m. or on a day that it not a business day in the place of receipt shall be deemed delivered at the opening of business on the next business day in the place of receipt.

                  (g) Arbitration. Any claim, dispute disagreement or
                      -----------
controversy that arises between the Parties that relates to the performance of either Party's duties under this Agreement for the breach of any of the terms or conditions set forth herein, that is not solved by amicable agreement shall be resolved exclusively by arbitration initiated in accordance with the procedures hereinafter set forth in this Section 10(g). All arbitrations pursuant to this
Section 10(g) shall be conducted in accordance with the rules then obtaining of the American Arbitration Association by a single arbitrator appointed by the Parties if they shall agree upon an arbitrator within thirty (30) days of the commencement of such arbitration or by the American Arbitration Association if they shall fail so to agree. Unless otherwise agreed by the Parties within thirty (30) days of the initiation of such arbitration, all arbitration proceedings shall be held in English in the city of Boston, Massachusetts. Each Party agrees to comply with any award made or order issued in such proceeding that has become final and to the entry of a judgment in any jurisdiction upon any award rendered or order issued in such proceeding that has become final. The decision of the arbitrator shall be tendered within forth-five (45) days of the final submission of the Parties in writing or in a hearing before the arbitrator. Each such arbitration award that has become final shall be conclusive and binding upon the Parties and shall not be appealable. Attorney's fees, costs and other out-of-pocket expenses may be awarded by the arbitrator in his discretion to the Party that prevails in any such arbitration, provided, that if there is no prevailing Party, the arbitrator may award such fees, costs and expenses in any manner the arbitrator sees fit. Each Party shall pay its own expenses pending the awarding thereof to the Party that prevails in any such arbitration.



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                  (h) Severability. In the event any provision, or portion
                      ------------
thereof, of this Agreement is held by a court having proper jurisdiction to be unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and shall not affect the remainder of this Agreement, which shall continue in full force and effect to the extent that the material purposes of this Agreement can still be implemented. If any provision of this Agreement is held to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is necessary for it to be enforceable.



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal as of the date first written above.



                                        DNA EXPORT, S.A.



                                        By:  /s/  Alexander P. Boxall
                                             ----------------------------------
                                             Alexander P. Boxall, President




                                        ADVANCED DEPOSITION TECHNOLOGIES, INC.


                                        By:  /s/ Glenn J. Walters
                                             ----------------------------------
                                             Glenn J. Walters, its Chief
                                             Executive Officer, President and
                                             Treasurer





                                             /s/ Alexander P. Boxall
                                             ----------------------------------
                                             Alexander Boxall



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